2Q ‘11 Earnings Conference Call
August 5, 2011
Exhibit 99.1

James P. Torgerson
President and Chief Executive Officer
Richard J. Nicholas
Executive Vice President and Chief Financial Officer
Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Note to Investors

2011 Highlights
Increase in net income for the quarter and YTD
 ➢ 2Q ’11 consolidated earnings of $14.2M, or $0.28 per diluted share, an increase of $2.7M or 23%
 ➢ YTD ’11 consolidated earnings of $66.2M, or $1.30 per diluted share, net income significantly up from YTD ’10 mainly due to inclusion of earnings from gas operations
 ➢ ‘11 growth in Transmission operations & Electric operations, including
 GenConn
 ➢ Gas operations contributed to YTD earnings, loss for the quarter was expected due to seasonality of business
Gas conversions for new heating customers are ahead of ’10 levels and are on target to achieve ’11 goal
GenConn Middletown began operating in the ISO-NE markets in June

 Expected $11.6M of Identified Savings
($M)
Integration of all operating companies is well underway
Exit from transition services agreement is on schedule
Integration

Gas Operations
 ➢ 2011 multi-media campaign - launched in April
 › Cost savings associated with natural gas heating use compared to other energy sources
 › Momentum of interest in conversions - even in off-peak heating season
 ➢ Historical customer additions(1)   2009  2010
 Heating conversions                                                                                                        5,535 5,728
 New construction                                                                                                         901 1,071
    Total                                                                                             6,436 6,799
 ➢ Targeting 30,000-35,000 additional gas heating customers over the next 3 years
 › ’11 - 25% increase over ‘10 levels
 › ’12 - 50% increase over ’10 levels
 ➢ Conversions are 9% ahead of 2010 levels
 › 3,190 conversions through June ‘11
 › On track to achieve ’11 goal
 ➢ New customers are anticipated to generate approximately $280-$315 dollars of distribution net operating income per customer
(1) Businesses & households

The annual long-term capital spending will be updated in the Fall of 2011
Executing on Capital Expenditure Program
 ➢ On course with aggressive $2.2B base capital expenditure plan for 2011-2019
 › Distribution - $1.2B
 › Transmission - $0.5B
 › Gas - $0.4B (2011-2015)
 › GenConn equity investment - $0.1B
 ➢ Investing in Connecticut portion of New England East West Solution projects, with an investment floor of $60M
 › To date, UI has made deposits totaling $8.3M
 ➢ Continue to seek out other Transmission opportunities in our service territory and beyond
 › Currently reviewing FERC Order No. 1000: Transmission Planning & Cost Allocation

➢ Began operating in the ISO-NE
 markets in June ‘11
50/50 Joint Venture between UI and NRG
Picture as of June 2011
➢ Both GenConn Devon & Middletown are now operating in the ISO-NE markets
GenConn Energy

➢ On 3/24/11, CNG, SCG & the OCC filed a motion with
 the DPUC to reopen the CNG & SCG rate cases for the
 purposes of reviewing and approving a settlement
 agreement (DN 08-12-06RE02 & DN 08-12-07RE02)
➢ Final decision issued on 8/3/11, approving settlement
 with minor modifications
 › Resolves all pending issues related to the rate case
 appeals
 › Removal of the 10 basis point ROE penalty
 › Authorized ROEs: CNG - 9.41%, SCG - 9.36%
 › Terminates the SCG potential overearnings
 investigation
 › Companies are allowed to recover carrying charges
 on the excess interim rate decrease over-credited to
 customers during rate cases stay

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
DPUC schedule has not been updated
➢ Draft decision issued on 8/1/11
 › Approved decoupling credit for 2010 rate year
 › Allows decoupling mechanism to continue unadjusted
 until next general rate case proceeding
➢ Written exceptions due 8/15/11, Oral arguments on
 8/29/11, Final decision expected 8/31/11
➢ Filed on 7/29/11 for 2012 revenue requirement
➢ Potential for UI to file distribution rate case for rates in effect in 2012 to reflect significant investments in distribution infrastructure
GenConn ’12 Revenue Requirement
Regulatory Update

Legislative Highlights
Session ended June 8th
 ➢ UIL was actively engaged in legislative process
Highlights of Public Act 11-80
 ➢ Department of Energy & Environmental Protection (DEEP) was created, effective
 July 1
 › Merged the Department of Environmental Protection and the Department of Public
 Utility Control (DPUC)
 ▶ Will result in reorganization and reassignment of existing DPUC staff
 › Charged with:
 ▶ Creating a new energy future for CT
 ▶ Protecting CT’s environmental and natural resources
 ➢ Former DPUC has become the Public Utilities Regulatory Authority (PURA)
 › 3 out of the 5 former DPUC commissioners are now PURA directors
 ➢ Allows each electric distribution company to develop and own up to 10 MW of renewable source generation

Economic Update
Economic recovery has been extremely slow over the past 2 years
 ➢ Not a typical recovery - moving sideways
CT labor markets continue to weaken despite domestic economic recovery
 ➢ June labor data for CT “fell short of expectations”
Non-seasonally adjusted unemployment rate as of June 2011
 ➢ CT - 9.1%, unchanged from May
 ➢ MA - 7.8%
 ➢ National - 9.3%
Some of the major cities in service territory trailing national average
 ➢ Bridgeport - 14.3%
 ➢ New Haven - 13.8%
 ➢ Hartford - 9.2%

2Q ’11 vs. 2Q ’10
YTD ‘11 vs. YTD ’10
 *
* 2010 - fees associated with acquisition, 2011 - interest on Oct. ’10 issuance of $450M of public debt
*
2Q & YTD ’11 Financial Results by Business
Net Income ($M)

2Q & YTD ‘11 Financial Results - Details
Electric distribution, CTA, GenConn & other
 ➢ 15% increase in net income for the quarter & 12% increase on a YTD basis
 › Increase in earnings primarily attributable to income from the investment in GenConn, partially offset by lower CTA rate base
 › Both GenConn Devon & Middletown are now operating in the ISO-NE markets
 ▶ Contributed net income of $2.6M and $4.7M for the 2Q and first six months of ’11, respectively
 ➢ Average D & CTA ROE as of 6/30/11: 10.13%
 ➢ GenConn ROE: 9.75%
Electric transmission
 ➢ 18% increase in net income for the quarter, 19% on a YTD basis
 › Increase in income was primarily attributable to an increase in AFUDC
Gas distribution
 ➢ 2Q loss of $1.5M due to seasonality of earnings, YTD income of $35.9M
 › Typical second quarter for gas distribution
 › YTD - colder than normal winter season in New England in ‘11
 ➢ Preliminary average ROEs as of 6/30/11: SCG 9.00-9.10%, CNG 10.55-10.65%
Corporate
 ➢ After tax costs in 2Q ‘11 of $3.3M, a decrease of $1.3M compared to 2Q ‘10
 › After tax costs of $7.1M on a YTD basis, an increase of $1.9M compared to ‘10
 › The decrease in the quarter was primarily attributable to absence in ’11 of after-tax acquisition related costs that occurred in 2Q ’10, partially offset by interest on the Oct. ‘10 issuance of $450M of public debt
 › YTD increase attributable to $6.3M interest expense on the $450M of public debt

* $30M to be refinanced - in 3Q ‘11
** To be remarketed
Amounts may not add due to rounding.
Based on current plans - expect no need for external equity at least through 2013
UI Pollution Control Revenue Bonds
UI Equity Bridge Loan repaid in July
UIL Debt retired in Feb
SCG, CNG & Berkshire
Near-Term Debt Maturities
($M)
**
$3
Berkshire note repaid in May
*
Debt Maturity

Assumptions
› Regulated businesses are expected to earn the allowed return on an aggregate basis
› GenConn expected to earn $0.12-$0.14 per share
› CTA earnings are expected to decline by $0.07-$0.09 per
 share from 2010 as rate base continues to be amortized
› Incorporates full year of gas distribution earnings
› Bonus depreciation is expected to have a net impact of ($0.03)
 -($0.05) per share
› Includes one-time costs for the transition of the gas
 distribution business support services from IUSA, as well as the on-going integration costs
,
2011
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Exiting the TSA by year-end for vast majority of services
› Positioned to realize half of IUSA’s ‘09 allocated corporate charges of $23M à expected savings of $11.6M in 2012
› Implementing plans for growth in gas conversions
› Execution of capital expenditure plan at each of our regulated businesses
› Continued focus on management of O&M expenses at each of our regulated businesses

Q&A

Appendix

*2010 Gas distribution capex reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition.
** Updated - February 23, 2011
*** Information as of November 2010, except for Gas distribution
Amounts may not add due to rounding.
The annual long-term capital spending will be updated in the Fall of 2011
$M
UIL CapEx Profile

Electric transmission investments
Electric distribution investments
31%
12%
26%
11%
50%
19%
27%
4%
20%
2011 Electric Distribution & Transmission Capex Detail

Gas distribution investments
47%
22%
12%
8%
8%
3%
2011 Gas Distribution Capex Detail

Near-Term Average Rate Base Profile
28%
23%
7%
30%
22%
5%
36%
2%
40%
1%
23%
38%
38%
39%
43%
22%
38%
23%
37%
40%
23%
Electric distribution
CTA
Gas distribution*
Electric transmission

UI’s 50% Share ($M):   2010A  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:  $ 51  $ 143  $ 174  $ 166  $ 158  $ 150
Avg. Gen Conn Equity “Rate Base” $ 25  $ 72  $ 87  $ 83  $ 79  $ 75
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:
* 2010 Gas distribution average rate base reflects the full year; UIL ownership was for 6 weeks effective with the closing on the acquisition. For comparability purposes, Gas distribution excludes the impacts of 338(h)(10) election.
Amounts may not add due to rounding.
42%
$2,309